UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

PEGASYSTEMS INC.

(Exact name of Registrant as specified in its charter)

Massachusetts	1-11859	04-2787865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street, Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 374-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PEGA	NASDAQ Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

Pegasystems Inc. (the “Company”) today sent to its employees the email attached as Exhibit 99.1 with respect to the lawsuit styled Appian Corp. v. Pegasystems Inc. & Youyong Zou.

Note Regarding Forward-Looking Statements

The statements contained in this Form 8-K that are not purely historical may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.

Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, intends to, projects, forecasts, guidance, likely, and usually, or variations of such words and other similar expressions identify forward-looking statements, which are based on current expectations and assumptions.

These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. While the Company’s expectations, beliefs and estimates are expressed in good faith and the Company believes there is a reasonable basis for them, there can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unfavorable outcomes of existing or future litigation or dispute resolution proceedings; risks and other uncertainties associated with assumptions and estimates used to prepare financial statements; and other risks and uncertainties discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed on February 16, 2022, under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed on April 28, 2022, under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed on July 27, 2022, under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 filed on October 26, 2022, and in other reports that we file with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable laws.

The forward looking statements in this Form 8-K represent our view as of February 15, 2023.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Email to employees of Pegasystems Inc. sent on February 15, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pegasystems Inc.

Dated: February 15, 2023	By:	/s/ Kenneth Stillwell
Kenneth Stillwell
Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)